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                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


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                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(B) OR (G) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                           LEXINGTON HEALTHCARE GROUP, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     DELAWARE
-------------------------                                    ------------------
(STATE OF INCORPORATION)                                           (IRS EMPLOYER
                                                             IDENTIFICATION NO.)

35 PARK PLACE                                                              10022
                                                                           -----
NEW BRITAIN, CONNECTICUT                                              (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


If this form relates to the                 If this form relates to the
registration of a class of debt             registration of a class of debt
securities and is effective upon filing     securities and is to become
pursuant to General                         effective simultaneously with the
Instruction A(c)(1) please check            effectiveness of a concurrent
the following box.  / /                     registration statement under the
                                            Securities Act of 1933 pursuant to
                                            General Instruction A(c)(2) please
                                            check the following box.  / /

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:  NONE

SECURITIES TO REGISTERED PURSUANT TO SECTION 12 (G) OF THE ACT:

COMMON STOCK, $.01 PAR VALUE
REDEEMABLE COMMON STOCK PURCHASE WARRANTS


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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

              The information contained under the headings entitled "DESCRIPTION OF SECURITIES" - "Common Stock," and "DESCRIPTION OF SECURITIES" -- "Warrants" of the Prospectus included in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-15849), as amended, filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.

Item 2.  EXHIBITS.


              1.   Certificate of Incorporation of Registrant, as amended.*
              2.   Bylaws of Registrant.**
              3.   Warrant Agreement.***
              4.   Specimen Common Stock Certificate.****
              5.   Specimen Common Stock Purchase Warrant Certificate.*****


* Filed as Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-15849), as amended, and incorporated herein by reference.

** Filed as Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-15849), as amended, and incorporated herein by reference.

*** To be filed, by amendment, as Exhibit 10.8 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-15849), as amended, and incorporated herein by reference.

**** To be filed, by amendment, as Exhibit 4.1 to the Registrant's Registration Statement on Form SB-2 (registration No. 333-15849), as amended, and incorporated herein by reference.

***** To be filed, by amendment, as Exhibit 4.2 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-15849), as amended, and incorporated herein by reference.

                                      SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       LEXINGTON HEALTHCARE, INC.
                                       (Registrant)


Dated:      March 19, 1997             By: /s/ Harry Dermer
                                          ---------------------------
                                            Harry Dermer
                                            President and Chief
                                            Operating Officer